Building on a Global Powerhouse September 7, 2009 Kraft Foods Exhibit 99.9

Forward-looking statements
This slide presentation contains forward-looking statements about our proposed combination with Cadbury, including but not limited to statements regarding our beliefs that: the terms of our possible offer will deliver compelling value to Cadbury shareholders, represent an attractive premium and provide Cadbury shareholders with both value certainty and the opportunity to participate in future upside of combined company; the combination will drive significant benefits for our shareholders; the transaction will be accretive to cash EPS in the second year; the combined company will maintain an investment grade credit rating; the portfolio of the combined company will enhance our long-term growth rate and drive substantial shareholder value; we have significant global scale and a strong portfolio of iconic brands in five consumer sectors; we have executed our turnaround despite a difficult environment, including by strengthening our senior leadership team, creating accountable business units by decentralizing, revising incentive systems, enhancing the relevance of our core brands, strengthening our category mix, focusing investments on priority categories, core brands and key markets, leveraging our scale in the marketplace, expanding our reach in growing trade channels, improving coverage in traditional trade, improving our product quality from parity to vastly preferred and moving to a model of continuous improvement; our targets of restoring profit margins to industry benchmarks, achieving high end of 7%-9% EPS growth and growing cash flow in excess of EPS growth; the time is right to further our transformation by pursuing growth from a position of strength, preparing our organization to execute with excellence and leveraging strong financial momentum; our priorities of focusing on growth categories, expanding our footprint in developing markets, our presence in growing trade channels and our margins have shaped our long term strategy; Cadbury is a perfect strategic fit with a strong portfolio with leading market positions in the fast-growing confectionary category; confectionery is an attractive category; the combined company would be the global leader in confectionery with a diversified portfolio of leading confectionery brands; Cadbury’s footprint is highly complementary to Kraft Foods’, increasing scale in developing markets for both companies; Cadbury has strong infrastructure in instant consumption channels; both companies would benefit from complementary strengths in sales and distribution; we have unique capabilities to drive performance in traditional channels; the combined companies would have the opportunity to leverage expertise as large format retail grows globally; the combined companies would provide significantly expanded reach in instant consumption channels versus traditional channels; instant consumption channels present the opportunity for higher growth and margins; a combination with Cadbury promises meaningful revenue and cost synergies and a significant opportunity to realize cost savings; we have proven our ability to successfully integrate acquisitions; the strategic rationale for the combination is compelling; the combination would allow us to drive growth while retaining a diversified portfolio, create a leading platform in confectionery, give us an expanded global reach focused on high growth geographies, create exceptional go-to-market capabilities and provide the opportunity to realize meaningful synergies; our long-term organic revenue growth and EPS growth would improve following the proposed combination; we have strong standalone operating and financial momentum; Kraft Foods + Cadbury is a compelling strategic opportunity; Cadbury has few catalysts for sustained future value creation as a standalone entity; and we have a proposal that we believe delivers an attractive premium to Cadbury shareholders and substantial value to both Cadbury and Kraft Foods shareholders. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, continued volatility of input costs, pricing actions, increased competition, our ability to differentiate our products from private label products, unanticipated expenses such as litigation or legal settlement expenses, our indebtedness and ability to pay our indebtedness, the shift in our product mix to lower margin offerings, risks from operating internationally, tax law changes, the possibility that the proposed combination will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the combination, adverse effects on the market price of our common stock and on our operating results because of a failure to complete the combination, failure to realize the expected benefits of the combination, negative effects of announcement or consummation of the combination on the market price of our common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the combination. For additional information on these and other factors that could affect our forward-looking statements, see our filings with the U.S. Securities and
Exchange Commission (the "SEC"), including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Forward-looking statements
Additional U.S.–related information
This slide presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Cadbury or Kraft Foods. Subject to future developments, we may file a registration statement and/or tender offer documents with the SEC in connection with proposed combination with Cadbury. Cadbury shareholders should read those filings and any other filings made by us with the SEC in connection with the combination, as they will contain important information. Those documents, if and when filed, as well as our other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov and at our website at
www.kraftfoodscompany.com.
Responsibility Statement
The directors of Kraft Foods each accept responsibility for the information contained in this document, save that the only responsibility accepted by them in respect of information in this document relating to Cadbury or the Cadbury Group (which has been compiled from public sources) is to ensure that such information has been correctly and fairly reproduced and presented. Subject as aforesaid, to the best of the knowledge and belief of the directors of Kraft Foods (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of that information.

4 Irene Rosenfeld Chairman and Chief Executive Officer

5 Agenda • Possible Offer: Structure & Economics • Kraft Foods: A Strong Base from Which to Build • Kraft Foods + Cadbury: A Global Powerhouse • Next Steps

1) Based on Kraft Foods’ stock price of $28.10 as of September 4, 2009, and an exchange rate of 1.6346 $/£.  For Kraft Foods’
reservation of rights, see Important Notice contained in Kraft Foods’ announcement dated September 7, 2009, which can be found at www.transactioninfo.com/kraftfoods.
2) 524p on July 3, 2009
3) 555p for the period ending September 4, 2009
4) 568p on September 4, 2009
Key terms of possible offer deliver compelling
value to Cadbury shareholders
• 300p in cash and 0.2589 Kraft Foods shares per
Cadbury share
–
Values each Cadbury share at 745p based on Friday’s closing
stock prices and exchange rates
• Represents an attractive premium
–
42% over Cadbury share price prior to recent analyst
suggestions regarding potential sector consolidation
–
34% over Cadbury 90-day average share price
–
31% over Friday’s closing stock price
• Provides Cadbury shareholders with both value
certainty and the opportunity to participate in future
upside of combined company
(1)
(2)
(3)
(4)

Combination drives significant benefits for
Kraft Foods shareholders
• Transaction expected to be accretive to cash EPS in
second year*
• Combined company to maintain investment grade
credit rating
• A transformed portfolio that would enhance Kraft
Foods’ long-term growth rate and drive substantial
shareholder value
*  Nothing in this presentation is intended to be a profit forecast and the statements in this presentation should not be interpreted to mean that the earnings per Kraft Foods share for the current or future financial periods will necessarily be greater than those for the relevant preceding financial period.

8 Agenda • Possible Offer: Structure & Economics • Kraft Foods: A Strong Base from Which to Build • Kraft Foods + Cadbury: A Global Powerhouse • Next Steps

9 $42 billion in revenue World’s #2 food company #1 in North America Sales in 150 countries Operations in 70+ countries Approximately 100,000 employees Kraft Foods has significant global scale

We compete in five consumer sectors …
• Snacks
• Convenient Meals
• Cheese
• Beverages
• Grocery
Cheese
18%
Cheese
18%
Grocery
10%
Grocery
10%
Convenient
Meals
15%
Convenient
Meals
15%
Snacks
37%
Snacks
37%
Beverages
20%
Beverages
20%
Source:  Kraft Foods Inc. Form 10-K 2008.

LU
OREO
NABISCO
KRAFT
JACOBS
Milka
Maxwell House
PHILADELPHIA
Oscar Mayer
LACTA
TOMBSTONE
Triscuit
GEVALIA
Kool-Aid
Wheat Thins
TANG
CARTE NOIRE
SHAKE'N BAKE
Teddy Grahams
TUC
Velveeta
BALANCE BAR
Suchard
Deli Fresh
SOUTH BEACH Living
back to NATURE
claussen
Cool Whip
Bagel-fuls
Côte d'Or
PLANTERS
PRINCE
LOUIS RICH
Honey Maid
CLUB SOCIAL
CRYSTAL LIGHT
DELISSIO
RITZ
Jet-Puffed
Miracle Whip
TOBLERONE
Jack's
Chips Ahoy!
TASSIMO
Kenco
Freia
Knudsen
PREMIUM
Boca
A1 STEAK SAUCE
TIGER
Good Seasons
Cheese Nips
Nilla
CAPRI SUN
Breakstone's
COUNTRY TIME
POLLY-O
DELI-CREATIONS
Yuban
Newtons
BULL'S-EYE
dairylea
JELL-O
Sottilette
SEATTLE'S BEST COFFEE
Royal
EL CASERIO
Lunchables
Baker's
Velveeta Shells & Cheese
Macaroni & Cheese
NABOB
Cracker Barrel
SIMMENTHAL
GREY POUPON
DIGIORNO
STARBUCKS COFFEE
California Pizza Kitchen
P'tit Québec
Stove Top
kraft foods

11 … with a strong portfolio of iconic brands • 9 brands over $1 billion • 50+ brands over $100 million • 40+ brands over 100 years old

Our portfolio today
2007 Pro-forma estimated results excluding Post cereal and including Danone biscuit.
Source:  Nielsen and IRI data
• More than 40% of revenue
outside North America
• More than 70% of revenue
from snacks, confectionery
and quick meals
• More than 80% of revenue
from #1 share positions
Europe
Europe
Developing
Markets
Developing
Markets
North
America
North
America

13 Three years ago, laid out four strategies to return Kraft Foods to sustainable growth Balance Cost & Quality Exploit Sales Capabilities Reframe Categories Rewire for Growth

Reframe
Categories
Successfully executed our turnaround despite
a difficult environment
• Strengthened senior leadership team
• Decentralized to create accountable
business units
• Revised incentive systems with right
metrics
• Enhanced relevance of core brands
–
Rebuilt our innovation pipeline
–
Increased value-oriented marketing
• Strengthened our category mix
• Focused investments on priority
categories, core brands, key markets
Rewire for
Growth

Balance
Cost &
Quality
Successfully executed our turnaround
in a difficult environment
• Leveraging our scale in the marketplace
–
Established Wall-to-Wall in the U.S.
–
Taking Wall-to-Wall to next level with High
Visibility Wall-to-Wall
• Expanded reach in growing trade
channels
• Improved coverage in traditional trade
• Improved product quality from parity to
vastly preferred
• Leveraged tailwind of restructuring
program to invest in growth
• Moved to a model of continuous
improvement
Exploit
Sales
Capabilities

Targeting top-tier growth
• 2007: Rejuvenated top-line growth
• 2008: Grew both top and bottom lines
• 2009: Build profit margins and market share
– Restoring profit margins to industry benchmarks
– Achieving high end of 7%-9% EPS growth target
– Growing cash flow in excess of EPS growth
Targets

Time is right to further accelerate
Kraft Foods’ transformation
• Pursuing growth from a position of strength
–
Rejuvenated base business despite input cost escalation and
global recession
• Prepared our organization to execute with excellence
–
Strengthened management team
–
Streamlined organizational structure
–
Global organization with skills and appetite to integrate a
combination of this scale
• Leveraging strong financial momentum

18 Agenda • Possible Offer: Structure & Economics • Kraft Foods: A Strong Base from Which to Build • Kraft Foods + Cadbury: A Global Powerhouse • Next Steps

• Focus on growth categories
–
Transform into the leading snack, confectionery and quick
meals company
–
Exit lower growth, lower margin businesses
–
Reinvigorate high cash flow businesses to fund growth
Four priorities have shaped Kraft Foods’
long-term strategy
Developing
Markets
Growth
Categories
Growing
Channels
Margin
Expansion
• Expand footprint in Developing Markets
–
Capitalize on population growth trends
–
Long-term opportunity as consumers “trade-up” to our
products
–
Provides scale to invest in infrastructure in key geographies
• Expand presence in growing trade channels
–
Instant Consumption Channels (“ICC”) continue to gain share
versus traditional channels in U.S. and EU
–
Increase access to significant parts of our portfolio
• Target industry-leading margins
–
Improve portfolio mix
–
Drive down costs without compromising quality

• Cadbury has a strong portfolio with leading market
positions in the fast-growing confectionery category
–
Well-positioned to drive chocolate growth and margins
–
Strong position in high growth gum segment
–
Strong niche Halls, sugar confectionery business
Cadbury is a perfect strategic fit
Growth
Categories
Developing
Markets
Growing
Channels
Margin
Expansion

Confectionery is an attractive category
• Confectionery experiencing
strong growth across
segments
• Gum has experienced the
most rapid growth as it has
capitalized on the functional,
health-oriented opportunity
• Combined revenues weighted
towards high-growth
chocolate and gum segments
’03-’08 Growth
(1)
’03-’08 Growth
(1)
(1)  Source: Euromonitor Value,  Euromonitor 2008.
Kraft Foods +
Cadbury
Global Market
Position
(1)
Kraft Foods +
Cadbury
Global Market
Position
(1)
#1
#1
#2
#1
5.3%
5.9%
7.0%
3.6%
Total
Confectionery
Chocolate
Gum
Sugar
Confectionery

14.6%
10.1%
7.8%
4.7%
4.5% 4.5%
2.9%
2.0%
14.8%
Kraft Foods
+ Cadbury
Mars Cadbury Nestlé Kraft Foods Hershey Ferrero Perfetti
Van Melle
Lindt &
Sprungli
Chocolate 15.2% 14.6% 6.9% 12.6% 8.3% 6.7% 7.3% NA 3.6%
Gum 28.9% 35.4% 28.8% 0.1% 0.1% 0.6% NA 6.8% NA
Sugar Confectionery 7.6% 5.0% 7.3% 2.6% 0.3% 2.6% 1.5% 6.4% NA
Combined, we would be the global
leader in confectionery …
Source: Euromonitor 2008.
Global Market
Share
Scale has
become
increasingly
important in
confectionery

Milka	Cadbury	Trident	HALLS
Côte d'Or	Flake	Dentyne	THE NATURAL CONFECTIONERY CO.
TOBLERONE	Cadbury creme egg	Bubbaloo	SOUR PATCH Soft & Chewy Candy
LACTA	GREEN & BLACK'S ORGANIC	HOLLYWOOD Chewing Gum	

kraft foods

… with a diversified portfolio of leading
confectionery brands
• Key global brands led by
Milka,
Cadbury,
Trident and Halls
• 40+ confectionery brands over $100 million with iconic status in respective markets
Chocolate
Kraft Foods
Gum Candy
Cadbury

• Cadbury has a strong portfolio with leading market
positions in the fast-growing confectionery category
Cadbury is a perfect strategic fit
Developing
Markets
Growth
Categories
• Cadbury’s footprint is highly complementary to Kraft Foods’, increasing scale in developing markets for both companies
–
Meaningful entry for Kraft Foods into India and transforming in Mexico
–
Substantially strengthens Cadbury in Brazil, Russia, China
Growing
Channels
Margin
Expansion

Increased scale in developing markets
for both companies
Percent of Net Revenues
in Developing Markets
Percent of Net Revenues
in Developing Markets
Combined Net Revenues
in Key Geographies
(1)
(millions)
Combined Net Revenues
in Key Geographies
(1)
(millions)
Kraft Foods Cadbury Combined
Brazil $1,200 $400 $1,600
Russia $800 $200 $1,000
India NM $300 $300
China $400 $50 $450
Mexico $350 $500 $850
Argentina $400 $100 $500
Turkey $200 $300 $500
South Africa $50 $350 $400
• Highly complementary to Kraft Foods’ existing
developing market footprint
(1) Source: Estimates based upon Cadbury public disclosures
and published reports, Euromonitor and Kraft Foods Inc.
Kraft Foods Current Kraft Foods + Cadbury
20%
25%

• Cadbury has a strong portfolio with leading market
positions in the fast-growing confectionery category
Cadbury is a perfect strategic fit
Developing
Markets
Growth
Categories
Growing
Channels
• Cadbury’s footprint is highly complementary to Kraft Foods’, increasing scale in developing markets for both companies
• Cadbury has strong infrastructure in instant consumption
channels
–
Provides enhanced scale and platform for Kraft Foods to
distribute current products
Margin
Expansion

Exceptional go-to-market capabilities
• Kraft Foods strength
• Kraft Foods scale unmatched
in North America
• As a result, Kraft Foods has
unique capabilities to drive
performance (e.g., Wall-to-
Wall)
• Opportunity to leverage
expertise as large-format
retail grows globally
Instant Consumption
Channels
Traditional Channels
• Cadbury strength
• Important class of trade in
both developed and
developing markets
• Provides significantly
expanded reach vs.
traditional channels
• Opportunity for higher
growth and margins
• Both companies would benefit from complementary strengths in sales and distribution

• Cadbury has a strong portfolio with leading market
positions in the fast-growing confectionery category
Cadbury is a perfect strategic fit
Developing
Markets
Growth
Categories
Growing
Channels
• Cadbury’s footprint is highly complementary to Kraft Foods’, increasing scale in developing markets for both companies
• Cadbury has strong infrastructure in instant consumption
channels
• A combination with Cadbury promises meaningful revenue
synergies and a significant opportunity to realize cost
savings
Margin
Expansion

Meaningful synergies and cost savings
• Potential for meaningful revenue synergies
–
A highly complementary geographic footprint
–
Enhanced distribution, marketing and product development
• Annual cost savings of at least $625 million*
–
Over and above current performance improvement programs
at Kraft Foods and Cadbury
• Including Cadbury's Vision Into Action program
–
Potential annual pre-tax cost savings identified thus far:
• $300 million of operational synergies
• $200 million of general and administrative synergies
• $125 million of marketing and selling synergies
–
Expect to achieve run-rate savings by end of third year
–
Total one-off implementation cash costs of $1.2 billion
*There are several material assumptions underlying the synergies estimate which might therefore be materially greater or less than those estimated.  This estimate of cost synergies has been reported on under the Takeover Code by Ernst & Young LLP and by Lazard & Co., Limited.  Copies of their letters are included in parts (a) and (b) respectively of Appendix III of Kraft Foods Inc.’s Rule 2.4 announcement which can be found at www.transactioninfo.com/kraftfoods.
The estimate of cost synergies should be read in conjunction with Appendix II of the announcement, which contains, among other information, certain key assumptions underlying the estimate.

We have proven our ability to
successfully integrate acquisitions
GROUP DANONE’S
GLOBAL BISCUIT
BUSINESS
(2007)
UNITED BISCUITS’
IBERIAN
OPERATIONS
(2006)
NABISCO
(2000)
• Expansion of global core category, providing strong third leg in
Europe and increased Developing Markets presence
• Added $2.6B in revenue and $400MM in operating profit
• Synergies ahead of plan
• Acquisition of Spain and Portugal biscuit business, bringing
European manufacturing base and return of Nabisco trademarks
• Added $400MM in revenue and $70MM in operating profit
• Integration proceeded on track
• Entered rapidly growing snacks category
• Increased worldwide revenues by 30%
• Scale step up in Latin America and to lesser extent Asia Pacific
• Smooth integration, synergies exceeded original targets

We believe the strategic rationale for the
combination is compelling …
• Builds on a global powerhouse in snacks, confectionery and quick meals
–
Would allow Kraft Foods to drive growth while retaining a diversified portfolio
• Leading platform in confectionery
–
Global leadership positions across segments
–
Highly complementary to Kraft Foods’ global biscuit business
• Expanded global reach, focused on high growth geographies
–
Significantly increased footprint in key developing markets
• Creation of exceptional go-to-market capabilities
–
Addition of strong presence in instant consumption channels
• Opportunity to realize meaningful synergies

… and expect to raise our long-term growth
rate to top tier of global food
Organic Revenue Growth 4%+ 5%+
Long-Term EPS Growth* 7% - 9% 9% - 11%
Kraft Foods
+ Cadbury
Kraft Foods
Long-Term Targets
* Nothing in this presentation is intended to be a profit forecast and the statements in this presentation should not be interpreted to mean that the earnings per Kraft Foods share for the current or future financial periods will necessarily be greater than those for the relevant preceding financial period.

33 Agenda • Possible Offer: Structure & Economics • Kraft Foods: A Strong Base from Which to Build • Kraft Foods + Cadbury: A Global Powerhouse • Next Steps

Kraft Foods thinks the time is right for this
combination to happen
• We have strong standalone operating and financial
momentum
• Kraft Foods + Cadbury is a compelling strategic
opportunity
• We believe Cadbury has few catalysts for sustained
future value creation as a standalone entity
• We have a proposal that we believe delivers:
–
an attractive premium to Cadbury shareholders
–
substantial value to both Cadbury and Kraft Foods
shareholders

Next steps on transaction
• We have great respect for what Cadbury has achieved
and would like to negotiate a combination on a
friendly basis
• We will continue to assess the opportunity
• We will provide periodic updates on our progress